UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GATOS SILVER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Gatos Silver, Inc. (“Gatos Silver” or the “Company”) disclosed the following on its Current Report filed on Form 8-K with the Securities and Exchange Commission on December 20, 2024:

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2024, Gatos Silver, Inc. (“Gatos Silver” or the “Company”), Dowa Metals & Mining Co., Ltd. (“Dowa”), Minera Plata Real, S. de R.L. de C.V. ( “MPR”) and Operaciones San José de Plata, S. de R.L. de C.V. (“OpCo”) entered into an amended and restated joint venture agreement (the “Amended and Restated Joint Venture Agreement”) regarding the Los Gatos Joint Venture (“LGJV”) to explore, develop and operate the Los Gatos concessions including the Cerro Los Gatos Mine (“CLG”) in northern Mexico. The Amended and Restated Joint Venture Agreement amends and restates the Unanimous Omnibus Partner Agreement effective as of January 1, 2015, as amended, among the Company, Dowa, MPR, Servicios San José De Plata, S de R.L. de C.V. (“SSJ”, which merged into MPR, effective July 15, 2021) and OpCo.

In addition, on December 19, 2024, OpCo and Dowa entered into an amended and restated offtake agreement (the “Amended and Restated Offtake Agreement”) regarding Dowa’s purchase of the zinc concentrates produced at CLG. The Amended and Restated Offtake Agreement amends and restates the Zinc Offtake Agreement dated as of June 27, 2019, as amended, among OpCo and Dowa. Also on December 19, 2024 Gatos Silver, MPR and OpCo entered into an amended and restated services agreement (the “Amended and Restated Services Agreement”) regarding Gatos Silver oversight and direction of OpCo and the provision of services by OpCo to MPR. The Amended and Restated Services Agreement amends and restates the Services Agreement dated as of January 23, 2015, as amended, among Gatos Silver, MPR and OpCo. The Amended and Restated Joint Venture Agreement, the Amended and Restated Offtake Agreement and the Amended and Restated Services Agreement are collectively referred to as the “Amended and Restated LGJV Agreements.” The Amended and Restated LGJV Agreements will be effective January 1, 2025.

The Amended and Restated Joint Venture Agreement: (i) establishes certain obligations of Gatos Silver to cause MPR and OpCo to use commercially reasonable efforts to meet certain quality criteria for zinc concentrates and to maintain certain levels of production; (ii) reduces supermajority voting requirements within the LGJV (the effect of which will be to provide Gatos Silver with control over a variety of ordinary-course operational, budgeting and planning decisions); and (iii) provides a new sole-funding right to Gatos Silver for mine or plant modifications or expansions, allowing Gatos Silver to require that the same be undertaken and to dilute Dowa’s interest in the LGJV if Dowa elects not to participate, among other amendments.

The foregoing descriptions of the Amended and Restated Joint Venture Agreement, the Amended and Restated Offtake Agreement and the Amended and Restated Services Agreement are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which information is incorporated by reference into this

Item 2.01.

As a result of the Amended and Restated LGJV Agreements, Gatos Silver’s investment in the LGJV, which has to date been reported on an unconsolidated basis under the equity method of accounting, will be accounted for on a consolidated basis effective January 1, 2025. In particular, the changes to the supermajority requirements under the Amended and Restated Joint Venture Agreement will provide Gatos Silver with sufficient control over the LGJV to enable financial consolidation. Gatos Silver’s economic interest in the LGJV remains unchanged and Dowa’s interest, which is also unchanged, will be reported as a minority interest. The unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited proforma condensed combined statement of earnings (loss) for the nine months ended September 30, 2024 and for the fiscal year ended December 31, 2023 have been included as Exhibit 99.4 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On December 19, 2024, the Company issued a press release announcing the entry into the Amended and Restated LGJV Agreements. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses or funds acquired.

The audited combined financial statements of Los Gatos Joint Venture as of and for the years ended December 31, 2023 and 2022 are incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited consolidated financial statements of Gatos Silver, Inc. as of and for the nine months ended September 30, 2024, which includes the Los Gatos Joint Venture combined balance sheet and related combined statements of operations and comprehensive income and statement of cash flows as of and for such period, are incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of financial position as at September 30, 2024 and the unaudited pro forma condensed combined statement of earnings (loss) for the nine months ended September 30, 2024 and for the fiscal year ended December 31, 2023 reflecting the consolidation and the previously announced acquisition of Gatos Silver by First Majestic Silver Corp. is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated in this report by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 19, 2024

99.2	Audited combined financial statements of Los Gatos Joint Venture as of and for the years ended December 31, 2023 and 2022 (incorporated by reference to Part II, Item 8 of Amendment No. 1 to the Company’s Annual Report on Form 10-K filed on May 6, 2024)

99.3	Unaudited combined financial statements of Los Gatos Joint Venture as of and for the nine months ended September 30, 2024 and 2023 (incorporated by reference to Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q filed on November 12, 2024)

99.4	Unaudited pro forma condensed financial information

10.1	Amended and Restated Joint Venture Agreement effective as of January 1, 2025 among Gatos Silver, Inc., Dowa Metals & Mining Co., Ltd., Minera Plata Real, S. de R.L. de C.V. and Operaciones San José de Plata, S. de R.L. de C.V. (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 20, 2024)

10.2*	Amended and Restated Offtake Agreement effective as of January 1, 2025 among Gatos Silver, Inc., Operaciones San José de Plata, S. de R.L. de C.V. and Dowa Metals & Mining Co., Ltd. (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 20, 2024)

10.3	Amended and Restated Services Agreement effective as of January 1, 2025 among Gatos Silver, Inc., Minera Plata Real, S. de R.L. de C.V. and Operaciones San José de Plata, S. de R.L. de C.V. (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 20, 2024)

*

Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K. Gatos agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

Important Information for Investors and Stockholders about the Transaction and Where to Find It

This current report on Form 8-K is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities of First Majestic Silver Corp. (“First Majestic”) or Gatos Silver or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities of First Majestic or Gatos Silver in any jurisdiction in contravention of applicable law. This current report on Form 8-K may be deemed to be soliciting material relating to First Majestic’s proposed acquisition of all of the issued and outstanding shares of common stock of Gatos Silver (the “Transaction”).

In connection with the Transaction between First Majestic and Gatos Silver pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), First Majestic filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that includes a Proxy Statement of Gatos Silver that also constitutes a Prospectus of First Majestic (the “Proxy Statement/Prospectus”) and other documents. Each of First Majestic and Gatos Silver may also file other relevant documents with the SEC regarding the Transaction. The registration statement on Form F-4 was declared effective by the SEC on December 2, 2024. Gatos Silver filed a Proxy Statement/Prospectus with the SEC on December 3, 2024 which it commenced mailing on December 6, 2024 to its stockholders in connection with the Transaction. First Majestic filed the Information Circular in connection with the proposed Transaction with applicable Canadian securities regulatory authorities on December 10, 2024 and commenced mailing the meeting materials to its shareholders on December 10, 2024. This current report on Form 8-K is not a substitute for any registration statement, proxy statement, prospectus or other document First Majestic or Gatos Silver has filed or may file with the SEC or Canadian securities regulatory authorities in connection with the pending Transaction. INVESTORS AND SECURITY HOLDERS OF GATOS SILVER AND FIRST MAJESTIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, RESPECTIVELY, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST MAJESTIC, GATOS SILVER, THE TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement/Prospectus, the filings with the SEC that are and will be incorporated by reference into the Proxy Statement/Prospectus and other documents filed with the SEC by First Majestic and Gatos Silver containing important information about First Majestic or Gatos Silver and the Transaction through the website maintained by the SEC at www.sec.gov. Investors are also able to obtain free copies of the management proxy circular and other documents filed with Canadian securities regulatory authorities by First Majestic, through the website maintained by the Canadian Securities Administrators at www.sedarplus.com. In addition, investors and security holders are able to obtain free copies of the documents filed by First Majestic with the SEC and Canadian securities regulatory authorities on First Majestic’s website at www.firstmajestic.com or by contacting First Majestic’s investor relations team. Copies of the documents filed with the SEC by Gatos Silver are available free of charge on Gatos Silver’s website or by contacting Gatos Silver’s investor relations team.

Participants in the Merger Solicitation

First Majestic, Gatos Silver and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of First Majestic and the stockholders of Gatos Silver in connection with the Transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above and other relevant documents filed with the SEC and Canadian securities regulatory authorities in connection with the Transaction. Additional information regarding First Majestic’s directors and executive officers is also included in First Majestic’s Notice of Annual Meeting of Shareholders and 2024 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on April 15, 2024, and information regarding Gatos Silver’s directors and executive officers is also included in Gatos Silver’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 20, 2024, as amended by Amendment No. 1 to such annual report filed with the SEC on May 6, 2024 and Gatos Silver’s 2024 Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2024. These documents are available free of charge as described above.

About Gatos Silver

Gatos Silver is a silver dominant exploration, development and production company that discovered a new silver and zinc-rich mineral district in southern Chihuahua State, Mexico. As a 70% owner of the LGJV, the Company is primarily focused on operating the Cerro Los Gatos mine and on growth and development of the Los Gatos district. The LGJV includes approximately 103,000 hectares of mineral rights, representing a highly prospective and under-explored district with numerous silver-zinc-lead epithermal mineralized zones identified as priority targets.

On September 5, 2024, Gatos Silver and First Majestic Silver Corp. (“First Majestic”) announced that they entered into a definitive merger agreement pursuant to which First Majestic will acquire all of the issued and outstanding common shares of Gatos Silver (the “Merger”). The proposed Merger would consolidate three world-class, producing silver mining districts in Mexico to create a leading intermediate primary silver producer. Information relating to the proposed Merger can be found at the Company’s website at www.gatossilver.com.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” under applicable Canadian securities laws (collectively, “forward-looking statements”). These statements relate to future events of First Majestic and/or Gatos Silver that are based on assumptions of management of First Majestic and/or Gatos Silver made in good faith in light of management’s experience and perception of future developments. Forward-looking statements in this current report on Form 8-K include, but are not limited to, statements with respect to: the timing of the effectiveness of the Amended Agreements and their impact on Gatos Silver’s financial statements, and the timing of closing of the Transaction. Assumptions may prove to be incorrect and actual results may differ materially from those anticipated. Consequently, guidance cannot be guaranteed. As such, investors are cautioned not to place undue reliance upon guidance and forward-looking statements as there can be no assurance that the plans, assumptions or expectations upon which they are placed will occur.

Actual results may vary from forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from those expressed or implied by such forward-looking statements, including but not limited to those factors discussed in (a) the section entitled “Description of the Business—Risk Factors” in First Majestic’s most recently filed Annual Information Form, available under its profile on SEDAR+ at www.sedarplus.com, and as an exhibit to its most recently filed Form 40-F available on EDGAR at www.sec.gov/edgar or on First Majestic’s website and (b) the Gatos Silver’s Annual Report on Form 10-K for the year ended December 31, 2023, available on EDGAR at www.sec.gov/edgar or on Gatos Silver’s website. First Majestic is not affirming or adopting any statements or reports attributed to Gatos Silver in this current report on Form 8-K or made by Gatos Silver outside of this current report on Form 8-K. Gatos Silver is not affirming or adopting any statements or reports attributed to First Majestic in this current report on Form 8-K or made by First Majestic outside of this current report on Form 8-K. Although First Majestic and Gatos Silver have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.

First Majestic and Gatos Silver believe that the expectations reflected in these forward-looking statements are reasonable, but no assurance can be given that these expectations will prove to be correct and such forward-looking statements included herein should not be unduly relied upon. These statements speak only as of the date hereof. First Majestic and Gatos Silver do not intend, and do not assume any obligation, to update these forward-looking statements or forward-looking information, except as required by applicable laws.